Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

S-3

New Era Energy & Digital, Inc.

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit		Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Common Stock, par value $0.0001 per share	(1)	457(o)		$			$0.0001381	$
Fees to be Paid	Equity	Preferred Stock, par value $0.0001 per share	(2)	457(o)					0.0001381
Fees to be Paid	Debt	Debt Securities	(3)	457(o)					0.0001381
Fees to be Paid	Other	Warrants	(4)	457(o)					0.0001381
Fees to be Paid	Other	Units	(5)	457(o)					0.0001381
Fees to be Paid	Other	Rights	(6)	457(o)					0.0001381
Fees to be Paid	Unallocated (Universal) Shelf		(7)	457(o)				350,000,000.00	0.0001381		48,335.00
Fees to be Paid	Equity	Common Stock underlying the Public Tradeable Warrants	(8)	457(o)	5,750,000		11.50	66,125,000.00	0.0001381		9,131.86
Fees to be Paid	Equity	Common Stock offered by the selling stockholders	(9)		59,962		4.22	253,039.64	0.0001381		34.95
Fees to be Paid	Equity	Common Stock underlying the Note	(10)		11,547,344		4.22	48,729,791.68	0.0001381		6,729.58
Fees to be Paid	Equity	Common Stock underlying the Private Tradeable Warrants	(11)	Other	20,289		11.50	233,323.50	0.0001381		32.22
Fees to be Paid	Equity	Common Stock underlying the First Tranche Warrant	(12)		5,500,000		4.22	23,210,000.00	0.0001381		3,205.30
Fees to be Paid	Equity	Common Stock underlying the Second Tranche Warrant	(13)		2,140,000		4.22	9,030,800.00	0.0001381		1,247.15
Fees to be Paid	Other	Private Tradeable Warrants	(14)	Other	20,289		$0.00	$0.00	0.0001381		$0.00

Total Offering Amounts:								$497,581,954.82			68,716.07
Total Fees Previously Paid:											0.00
Total Fee Offsets:											0.00
Net Fee Due:											$68,716.07

__________________________________________
Offering Note(s)

(1)	An indeterminate amount of the securities of each identified class is being registered as may from time to time be offered under this registration statement (the “Registration Statement”) at indeterminate prices, along with an indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold under this Registration Statement, as shall have an aggregate initial offering price up to $350,000,000. Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or pursuant to anti-dilution provisions of any of the securities. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities. In addition, the total amount to be registered and the proposed maximum offering price are estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

The $497,741,154.82 of securities registered pursuant to this Registration Statement consists of (i) $350,000,000 of a presently indeterminate number or amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Rights of the Company registered in the primary unallocated offering, (ii) 5,750,000 shares of Common Stock underlying the Public Tradeable Warrants, (iii) 59,962 shares of Common Stock that may be sold by the selling stockholders, (iv) 11,547,344 shares of Common Stock issuable pursuant to the Note, (v) 20,289 shares of Common Stock underlying the Private Tradeable Warrants, (vi) 5,500,000 shares of Common Stock underlying the First Tranche Warrants, (vii) 2,140,000 shares of Common Stock underlying the Second Tranche Warrants, and (viii) 20,289 Private Tradeable Warrants.
(2)	An indeterminate amount of the securities of each identified class is being registered as may from time to time be offered under this registration statement (the “Registration Statement”) at indeterminate prices, along with an indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold under this Registration Statement, as shall have an aggregate initial offering price up to $350,000,000. Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or pursuant to anti-dilution provisions of any of the securities. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities. In addition, the total amount to be registered and the proposed maximum offering price are estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

The $497,741,154.82 of securities registered pursuant to this Registration Statement consists of (i) $350,000,000 of a presently indeterminate number or amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Rights of the Company registered in the primary unallocated offering, (ii) 5,750,000 shares of Common Stock underlying the Public Tradeable Warrants, (iii) 59,962 shares of Common Stock that may be sold by the selling stockholders, (iv) 11,547,344 shares of Common Stock issuable pursuant to the Note, (v) 20,289 shares of Common Stock underlying the Private Tradeable Warrants, (vi) 5,500,000 shares of Common Stock underlying the First Tranche Warrants, (vii) 2,140,000 shares of Common Stock underlying the Second Tranche Warrants, and (viii) 20,289 Private Tradeable Warrants.
(3)	An indeterminate amount of the securities of each identified class is being registered as may from time to time be offered under this registration statement (the “Registration Statement”) at indeterminate prices, along with an indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold under this Registration Statement, as shall have an aggregate initial offering price up to $350,000,000. Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or pursuant to anti-dilution provisions of any of the securities. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities. In addition, the total amount to be registered and the proposed maximum offering price are estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

If any debt securities are issued at an original issue discount, then the offering price of such debt securities shall be in such amount as shall result in an aggregate initial offering price not to exceed $350,000,000, less the dollar amount of any registered securities previously issued.

The $497,741,154.82 of securities registered pursuant to this Registration Statement consists of (i) $350,000,000 of a presently indeterminate number or amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Rights of the Company registered in the primary unallocated offering, (ii) 5,750,000 shares of Common Stock underlying the Public Tradeable Warrants, (iii) 59,962 shares of Common Stock that may be sold by the selling stockholders, (iv) 11,547,344 shares of Common Stock issuable pursuant to the Note, (v) 20,289 shares of Common Stock underlying the Private Tradeable Warrants, (vi) 5,500,000 shares of Common Stock underlying the First Tranche Warrants, (vii) 2,140,000 shares of Common Stock underlying the Second Tranche Warrants, and (viii) 20,289 Private Tradeable Warrants.
(4)	An indeterminate amount of the securities of each identified class is being registered as may from time to time be offered under this registration statement (the “Registration Statement”) at indeterminate prices, along with an indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold under this Registration Statement, as shall have an aggregate initial offering price up to $350,000,000. Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or pursuant to anti-dilution provisions of any of the securities. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities. In addition, the total amount to be registered and the proposed maximum offering price are estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

The warrants (“Warrants”) covered by this Registration Statement may be Warrants for common shares, par value $0.0001 per share (“Common Stock”) or preferred shares, par value $0.0001 per share (“Preferred Stock”) issued by the registrant.

The $497,741,154.82 of securities registered pursuant to this Registration Statement consists of (i) $350,000,000 of a presently indeterminate number or amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Rights of the Company registered in the primary unallocated offering, (ii) 5,750,000 shares of Common Stock underlying the Public Tradeable Warrants, (iii) 59,962 shares of Common Stock that may be sold by the selling stockholders, (iv) 11,547,344 shares of Common Stock issuable pursuant to the Note, (v) 20,289 shares of Common Stock underlying the Private Tradeable Warrants, (vi) 5,500,000 shares of Common Stock underlying the First Tranche Warrants, (vii) 2,140,000 shares of Common Stock underlying the Second Tranche Warrants, and (viii) 20,289 Private Tradeable Warrants.
(5)	An indeterminate amount of the securities of each identified class is being registered as may from time to time be offered under this registration statement (the “Registration Statement”) at indeterminate prices, along with an indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold under this Registration Statement, as shall have an aggregate initial offering price up to $350,000,000. Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or pursuant to anti-dilution provisions of any of the securities. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities. In addition, the total amount to be registered and the proposed maximum offering price are estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

The units may be issued under a unit agreement and will represent an interest in one or more securities registered under this Registration Statement, in any combination.

The $497,741,154.82 of securities registered pursuant to this Registration Statement consists of (i) $350,000,000 of a presently indeterminate number or amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Rights of the Company registered in the primary unallocated offering, (ii) 5,750,000 shares of Common Stock underlying the Public Tradeable Warrants, (iii) 59,962 shares of Common Stock that may be sold by the selling stockholders, (iv) 11,547,344 shares of Common Stock issuable pursuant to the Note, (v) 20,289 shares of Common Stock underlying the Private Tradeable Warrants, (vi) 5,500,000 shares of Common Stock underlying the First Tranche Warrants, (vii) 2,140,000 shares of Common Stock underlying the Second Tranche Warrants, and (viii) 20,289 Private Tradeable Warrants.

(6)	An indeterminate amount of the securities of each identified class is being registered as may from time to time be offered under this registration statement (the “Registration Statement”) at indeterminate prices, along with an indeterminate number of securities that may be issued upon exercise, settlement, exchange or conversion of securities offered or sold under this Registration Statement, as shall have an aggregate initial offering price up to $350,000,000. Pursuant to Rule 416 under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend or pursuant to anti-dilution provisions of any of the securities. Separate consideration may or may not be received for securities that are issuable upon conversion, exercise or exchange of other securities. In addition, the total amount to be registered and the proposed maximum offering price are estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act.

The rights (“Rights”) covered by this Registration Statement may be Rights to purchase shares of Common Stock or Preferred Stock issued by the registrant.

The $497,741,154.82 of securities registered pursuant to this Registration Statement consists of (i) $350,000,000 of a presently indeterminate number or amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Rights of the Company registered in the primary unallocated offering, (ii) 5,750,000 shares of Common Stock underlying the Public Tradeable Warrants, (iii) 59,962 shares of Common Stock that may be sold by the selling stockholders, (iv) 11,547,344 shares of Common Stock issuable pursuant to the Note, (v) 20,289 shares of Common Stock underlying the Private Tradeable Warrants, (vi) 5,500,000 shares of Common Stock underlying the First Tranche Warrants, (vii) 2,140,000 shares of Common Stock underlying the Second Tranche Warrants, and (viii) 20,289 Private Tradeable Warrants.
(7)	The $497,741,154.82 of securities registered pursuant to this Registration Statement consists of (i) $350,000,000 of a presently indeterminate number or amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Rights of the Company registered in the primary unallocated offering, (ii) 5,750,000 shares of Common Stock underlying the Public Tradeable Warrants, (iii) 59,962 shares of Common Stock that may be sold by the selling stockholders, (iv) 11,547,344 shares of Common Stock issuable pursuant to the Note, (v) 20,289 shares of Common Stock underlying the Private Tradeable Warrants, (vi) 5,500,000 shares of Common Stock underlying the First Tranche Warrants, (vii) 2,140,000 shares of Common Stock underlying the Second Tranche Warrants, and (viii) 20,289 Private Tradeable Warrants.
(8)	The price per share used to obtain the maximum aggregate offering price of such Common Stock for the purpose of calculating the registration fee was $11.50, the exercise price of the Public Tradeable Warrants and Private Tradeable Warrants (as such terms are defined in the Registration Statement), as applicable.

The $497,741,154.82 of securities registered pursuant to this Registration Statement consists of (i) $350,000,000 of a presently indeterminate number or amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Rights of the Company registered in the primary unallocated offering, (ii) 5,750,000 shares of Common Stock underlying the Public Tradeable Warrants, (iii) 59,962 shares of Common Stock that may be sold by the selling stockholders, (iv) 11,547,344 shares of Common Stock issuable pursuant to the Note, (v) 20,289 shares of Common Stock underlying the Private Tradeable Warrants, (vi) 5,500,000 shares of Common Stock underlying the First Tranche Warrants, (vii) 2,140,000 shares of Common Stock underlying the Second Tranche Warrants, and (viii) 20,289 Private Tradeable Warrants.
(9)	Represents the aggregate number of shares of Common Stock that may be sold by the selling stockholders. Pursuant to Rule 416(a) under the Securities Act, the number of shares of Common Stock being registered on behalf of the selling stockholders shall be adjusted to include any additional Common Stock that may become issuable as a result of any distribution, split, combination or similar transaction. With respect to the offering of the shares of Common Stock by the selling stockholders, the proposed maximum offering price per share will be determined from time to time in connection with, and at the time of, the applicable sale by the holder of such securities.

The proposed maximum aggregate offering price per unit is estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act based on the average of the high and low prices of NUAI Common Stock, on the Nasdaq Global Market on January 14, 2026.

The $497,741,154.82 of securities registered pursuant to this Registration Statement consists of (i) $350,000,000 of a presently indeterminate number or amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Rights of the Company registered in the primary unallocated offering, (ii) 5,750,000 shares of Common Stock underlying the Public Tradeable Warrants, (iii) 59,962 shares of Common Stock that may be sold by the selling stockholders, (iv) 11,547,344 shares of Common Stock issuable pursuant to the Note, (v) 20,289 shares of Common Stock underlying the Private Tradeable Warrants, (vi) 5,500,000 shares of Common Stock underlying the First Tranche Warrants, (vii) 2,140,000 shares of Common Stock underlying the Second Tranche Warrants, and (viii) 20,289 Private Tradeable Warrants.
(10)	The proposed maximum aggregate offering price per unit is estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act based on the average of the high and low prices of NUAI Common Stock, on the Nasdaq Global Market on January 14, 2026.

Represents the maximum number of shares of Common Stock issuable pursuant to the senior secured convertible promissory note issued to SharonAI, Inc. on January 16, 2026 (the “Note”), based on the floor price set forth in the Note.

The $497,741,154.82 of securities registered pursuant to this Registration Statement consists of (i) $350,000,000 of a presently indeterminate number or amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Rights of the Company registered in the primary unallocated offering, (ii) 5,750,000 shares of Common Stock underlying the Public Tradeable Warrants, (iii) 59,962 shares of Common Stock that may be sold by the selling stockholders, (iv) 11,547,344 shares of Common Stock issuable pursuant to the Note, (v) 20,289 shares of Common Stock underlying the Private Tradeable Warrants, (vi) 5,500,000 shares of Common Stock underlying the First Tranche Warrants, (vii) 2,140,000 shares of Common Stock underlying the Second Tranche Warrants, and (viii) 20,289 Private Tradeable Warrants.
(11)	The price per share used to obtain the maximum aggregate offering price of such Common Stock for the purpose of calculating the registration fee was $11.50, the exercise price of the Public Tradeable Warrants and Private Tradeable Warrants (as such terms are defined in the Registration Statement), as applicable.

Consistent with the response to Question 240.06 of the Securities Act Rules Compliance and Disclosure Interpretations, the registration fee with respect to the Private Tradeable Warrants has been allocated to the shares of Common Stock underlying such Private Tradeable Warrants and the registration fee for those shares of Common Stock is based on the exercise price of the Private Tradeable Warrants.

The $497,741,154.82 of securities registered pursuant to this Registration Statement consists of (i) $350,000,000 of a presently indeterminate number or amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Rights of the Company registered in the primary unallocated offering, (ii) 5,750,000 shares of Common Stock underlying the Public Tradeable Warrants, (iii) 59,962 shares of Common Stock that may be sold by the selling stockholders, (iv) 11,547,344 shares of Common Stock issuable pursuant to the Note, (v) 20,289 shares of Common Stock underlying the Private Tradeable Warrants, (vi) 5,500,000 shares of Common Stock underlying the First Tranche Warrants, (vii) 2,140,000 shares of Common Stock underlying the Second Tranche Warrants, and (viii) 20,289 Private Tradeable Warrants.
(12)	The proposed maximum aggregate offering price per unit is estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act based on the average of the high and low prices of NUAI Common Stock, on the Nasdaq Global Market on January 14, 2026.

The $497,741,154.82 of securities registered pursuant to this Registration Statement consists of (i) $350,000,000 of a presently indeterminate number or amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Rights of the Company registered in the primary unallocated offering, (ii) 5,750,000 shares of Common Stock underlying the Public Tradeable Warrants, (iii) 59,962 shares of Common Stock that may be sold by the selling stockholders, (iv) 11,547,344 shares of Common Stock issuable pursuant to the Note, (v) 20,289 shares of Common Stock underlying the Private Tradeable Warrants, (vi) 5,500,000 shares of Common Stock underlying the First Tranche Warrants, (vii) 2,140,000 shares of Common Stock underlying the Second Tranche Warrants, and (viii) 20,289 Private Tradeable Warrants.
(13)	The proposed maximum aggregate offering price per unit is estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) under the Securities Act based on the average of the high and low prices of NUAI Common Stock, on the Nasdaq Global Market on January 14, 2026.

The $497,741,154.82 of securities registered pursuant to this Registration Statement consists of (i) $350,000,000 of a presently indeterminate number or amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Rights of the Company registered in the primary unallocated offering, (ii) 5,750,000 shares of Common Stock underlying the Public Tradeable Warrants, (iii) 59,962 shares of Common Stock that may be sold by the selling stockholders, (iv) 11,547,344 shares of Common Stock issuable pursuant to the Note, (v) 20,289 shares of Common Stock underlying the Private Tradeable Warrants, (vi) 5,500,000 shares of Common Stock underlying the First Tranche Warrants, (vii) 2,140,000 shares of Common Stock underlying the Second Tranche Warrants, and (viii) 20,289 Private Tradeable Warrants.
(14)	Consistent with the response to Question 240.06 of the Securities Act Rules Compliance and Disclosure Interpretations, the registration fee with respect to the Private Tradeable Warrants has been allocated to the shares of Common Stock underlying such Private Tradeable Warrants and the registration fee for those shares of Common Stock is based on the exercise price of the Private Tradeable Warrants.

The $497,741,154.82 of securities registered pursuant to this Registration Statement consists of (i) $350,000,000 of a presently indeterminate number or amount of Common Stock, Preferred Stock, Debt Securities, Warrants, Units and Rights of the Company registered in the primary unallocated offering, (ii) 5,750,000 shares of Common Stock underlying the Public Tradeable Warrants, (iii) 59,962 shares of Common Stock that may be sold by the selling stockholders, (iv) 11,547,344 shares of Common Stock issuable pursuant to the Note, (v) 20,289 shares of Common Stock underlying the Private Tradeable Warrants, (vi) 5,500,000 shares of Common Stock underlying the First Tranche Warrants, (vii) 2,140,000 shares of Common Stock underlying the Second Tranche Warrants, and (viii) 20,289 Private Tradeable Warrants.